Prospectus supplement dated June 28, 2018
to the following prospectus(es):
VIP Extra Credit Annuity (NLAIC) and VIP Extra Credit Annuity (NLIC) dated May 1, 2002
VIP Premier DCA Annuity (NLAIC) and VIP Premier DCA Annuity (NLIC) dated November 1, 2001
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
•	On June 13, 2018, at a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), the Board approved the termination of Boston Advisors, LLC as the subadviser to the Nationwide Variable Insurance Trust – NVIT Large Cap Growth Fund: Class I (the "Class I Fund") and Nationwide Variable Insurance Trust – NVIT Large Cap Growth Fund: Class II (the "Class II Fund") and approved the appointment of BNY Mellon Asset Management North America Corporation as the new subadviser for the Class I Fund and the Class II Fund. These changes are anticipated to take effect on or about July 16, 2018 (the "Effective Date").
•	As of the Effective Date, the Class I Fund is renamed "Nationwide Variable Insurance Trust – NVIT Dynamic U.S. Growth Fund: Class I." All references in the prospectus to the Class I Fund’s former name are replaced accordingly.
•	As of the Effective Date, the Class II Fund is renamed "Nationwide Variable Insurance Trust – NVIT Dynamic U.S. Growth Fund: Class II." All references in the prospectus to the Class II Fund’s former name are replaced accordingly.
GWP-0690
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